SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________
      Date of Report (date of earliest event reported):  October 25, 2006

                    MID-WISCONSIN FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)

       WISCONSIN                     0-18542                 06-1169935
     (State or Other            (Commission File         (IRS Employer
      Jurisdiction of                 Number)             Identification
      Incorporation)                                      Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 25, 2006, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its results of operations for the quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Frederick T. Lundin will become a Class III director of the Company effective December 1, 2006. Mr. Lundin will replace Norman A. Hatlestad who will retire from the Board of Directors in accordance with its policy of mandatory retirement age following attainment of age 65. Mr. Lundin, age 58, is a partner in Koenig & Lundin SC, Certified Public Accountants, Wausau, Wisconsin. He will serve on the Board's Audit Committee.


Item 8.01   OTHER EVENTS

      On October 19, 2006, the Board of Directors of Mid-Wisconsin Financial Services, Inc. approved a resolution which authorized the adoption of a Dividend Reinvestment Plan for shareholders which is contemplated to be effective beginning in 2007.


Section 9 - Financial Statements and Exhibits

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      99.1* Press release dated October 25, 2006

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  October 25, 2006          By:  JAMES F. WARSAW
                                      James F. Warsaw
                                      President and Chief Executive Officer


                                 EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
99.1                     *Press release dated October 25, 2006

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.